SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): June 15, 2006
NEUROCRINE BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-22705 (Commission File Number)	33-0525145 (IRS Employer Identification No.)

12790 El Camino Real	92130
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 617-7600
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

☐	CFR 240.14d-2 (b)) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

☐	CFR 240.13e-4 (c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 8.01 Other Events
     On June 15, 2006, Ncurocrinc Biosciences, Inc. issued a press release to provide an update on the Company’s review of the indiplon action letters and announce that the Company has requested a meeting with the Food and Drug Administration (FDA).
Item 9.01 Financial Statements and Exhibits
99.1 Press Release dated June 15, 2006

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 16, 2006	NEUROCRINE BIOSCIENCES, INC.
/s/ PAUL W. HAWRAN
Paul W. Hawran
Executive Vice President and Chief Financial Officer